UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

(650) 577-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their Annual Reports on Form 10-K or their annual meeting proxy statements. As a result of the previously disclosed delay in the filing of WageWorks, Inc. (the “Company”, “we”, “us”, or “our”) Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the Securities and Exchange Commission (“SEC”), we have been unable to make certain corporate governance disclosures required to be contained in that filing (or, alternatively, in a proxy statement) under Section 303A of the NYSE Listed Company Manual. Accordingly, we are providing the following corporate governance information required under Section 303A of the NYSE Listed Company Manual.

Director Independence

Our board of directors (the “Board”) currently consists of the following 7 directors: Stuart C. Harvey, Jr., Edgar O. Montes, Thomas A. Bevilacqua, George P. Scanlon, Bruce G. Bodaken, Jerome D. Gramaglia, and Robert L. Metzger.

Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. The Board has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon all of the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, the Board has affirmatively determined that each of Messrs. Bevilacqua, Scanlon, Bodaken, Gramaglia, and Metzger is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. The Board found that none of these directors had a material or other disqualifying relationship with the Company. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of our capital stock and relationship with the Company’s internal and external auditors. Messrs. Harvey and Montes are not considered an independent director as a result of their positions as executive officers of the Company.

Committees of the Board

The Board has the authority to appoint committees to perform certain management and administration functions. The Board has an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

(a) Audit Committee

The audit committee of the Board is comprised of Messrs. Bodaken, Metzger and Scanlon, each of whom satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. Messrs. Metzger and Scanlon are audit committee financial experts, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possess the financial sophistication as defined in the rules of the NYSE. The audit committee is responsible for, among other things:

•

reviewing and approving the selection of our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and

•	preparing the audit committee report that the SEC requires in our annual Proxy Statement.

(b) Compensation Committee

The compensation committee of the Board is comprised of Messrs. Bevilacqua and Gramaglia, each of whom the Board has determined to be independent under the NYSE listing standards. Mr. Gramaglia is Chairman of the compensation committee. The compensation committee is responsible for, among other things:

•	overseeing our compensation policies, plans and benefit programs;

•

reviewing and approving for our CEO and executive officers: the annual base salary, the annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control arrangements, and any other benefits, compensations or arrangements;

•	preparing the compensation committee report that the SEC requires to be included in our annual Proxy Statement; and

•	administering our equity compensation plans.

(c) Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the Board is comprised of Messrs. Bevilacqua and Gramaglia, each of whom the Board has determined to be independent under the NYSE listing standards. The nominating and corporate governance committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees for each Annual Meeting of Stockholders to the Board;

•

evaluating director compensation, consulting with outside consultants and/or with our human resources department when appropriate, and making recommendations to our Board regarding director compensation;

•	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board;

•	reviewing the succession planning for our executive officers;

•	overseeing the evaluation of our Board and management; and

•	recommending members for each board committee to our Board.

Executive Sessions

The non-employee members of the Board meet in executive session without management present on a regular basis. Mr. Bevilacqua, the current Lead Independent Director, serves as presiding director of these executive sessions.

Communication with Non-Employee Directors

In cases where interested parties wish to communicate directly with our non-employee directors, messages can be sent to our General Counsel, at generalcounsel@wageworks.com, or to WageWorks, Inc., 1100 Park Place, Fourth Floor, San Mateo, California 94403, Attention: General Counsel. Our General Counsel or Legal Department shall review all incoming communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board or, if none is specified, to the Lead Independent Director. Our General Counsel may decide in the exercise of his or her judgment whether a response to any communication is necessary and shall provide a report to the nominating and corporate governance committee on a quarterly basis of any communication received for which the General Counsel or Legal Department has determined no response is necessary.

Availability of Corporate Governance Information

The Board has adopted charters for our audit, compensation, and nominating and corporate governance committees describing the authority and responsibilities delegated to these committees by the Board. The Board has also adopted corporate governance principles, a code of business conduct and ethics and policy and procedures for stockholder communications to independent directors. We post on our website, at www.ir.wageworks.com, the charters of our audit, compensation, and nominating and corporate governance committees; our corporate governance principles; our code of business conduct and ethics; and our policy and procedures for stockholder communications to independent directors. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at 1100 Park Place, Fourth Floor, San Mateo, California 94403.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: December 28, 2018	By:	/s/ Edgar O. Montes
	Name:	Edgar O. Montes
	Title:	Chief Executive Officer